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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  JUNE 6, 1996

                           BINKS MANUFACTURING COMPANY
             (Exact name of registrant as specified in its charter)

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             DELAWARE                       1-1416               36-0808480
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
          incorporation)                                     identification no.)


         9201 WEST BELMONT AVENUE                                  60131
         FRANKLIN PARK, ILLINOIS                                 (Zip Code)
 (Address of principal executive office)

        Registrant's telephone number, include area code: (847) 671-3000

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

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ITEM 5.  OTHER EVENTS.

This Form 8-K is for the purpose of filing a press release regarding the resignation of Burke B. Roche, as Chairman, President and CEO of the Company, the election of John J. Schornack as Chairman and Doran J. Unschuld as President and CEO and other management changes.

ITEM 7(c).  EXHIBITS.

Exhibit 99.1   Press Release dated June 6, 1996


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                             BINKS MANUFACTURING COMPANY



Date:  June 18, 1996                         By:  /s/ Doran J. Unschuld
                                                --------------------------------
                                             Name:   Doran J. Unschuld
                                             Title:  President and Chief
                                                     Operating Officer


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                                INDEX TO EXHIBITS
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EXHIBITS
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99.1      Press Release dated June 6, 1996


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